EX-99.906CERT

Section 906 Certifications

                CERTIFICATION PURSUANT TO 18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

John V. Murphy, Principal Executive Officer, and Brian W. Wixted, Principal Financial Officer, of OFI Tremont Market Neutral Hedge Fund (the "Registrant"), each certify to the best of his knowledge that:

1. The Registrant's periodic report on Form N-CSR for the period ended 09/30/2007 (the "Form N-CSR") fully complies with the requirements of
      Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant. This certification is being furnished to the Commission solely pursuant to 18 U.S.C. Section 1350 and is not being filed as part of the Form N-CSR filed with the Commission.

Principal Executive Officer                    Principal Financial Officer

OFI Tremont Market Neutral Hedge               OFI Tremont Market Neutral Hedge
Fund                                           Fund

By:   /s/ John V. Murphy                       By: /s/ Brian W. Wixted
      --------------------------                   ----------------------------
      John V. Murphy                               Brian W. Wixted

      Date: 11/14/2007                             Date: 11/14/2007